As filed with the Securities and Exchange Commission on May 14, 2002 Registration No. 333-73872

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

A Time To Grow, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	76-0649310 (I.R.S. Employer Identification No.)

1240 Blalock Road, Ste. 170
Houston, Texas	77055
(Address of Principal Executive Offices)	(Zip Code)

JONATHAN GILCHRIST
A TIME TO GROW, INC.
1240 Blalock Rd., Ste. 170
Houston, Texas 77055
(713) 249-1428
(Name and address, including zip code, and telephone number, including area code, of registrant's agent for service)

ITEM 1.

CHANGE OF CONTROL OF REGISTRANT

On April 29, 2002, A Time To Grow, Inc. entered into a letter of intent with Independent Analytics, Inc., a Nevada corporation under which A Time To Grow would acquire all of the issued and outstanding shares of common stock of Independent Analytics for 26,300,000 shares of common stock of A Time To Grow.   The letter of intent is subject to the future approval of the Board of Directors and of the shareholders of each party and to the successful completion of a due diligence review.  At this time, A Time To Grow has 3,280,000 shares of common stock issued and outstanding.  At the close of the transaction, we will have 29,580,000 shares issued and outstanding.  The prior shareholders of Independent Analytics would then own 88.9% of the issued and outstanding stock of A Time to Grow.  As a result, if and when this transaction closes it will be a change of control event for A Time To Grow.

Independent Analytics provides services to independent automobile wholesale dealers through its wholly owned subsidiary, ProDraft, LLC.  ProDraft provides the fragmented wholesale auto dealer industry with institutional quality financial services.  The Company began providing services to wholesalers on February 1, 2002 and has transacted approximately $1,500,000 in business since that time.  Independent auto dealers, or “wholesalers,” work in a fragmented and independent business environment.  ProDraft provides bank draft clearing, title services and inventory financing.

ProDraft believes it is one of the first companies to institutionalize financial services for wholesale auto dealers and expects to dominate this space by providing reliable, institutional quality financial services to this underserved market segment.  The number of wholesalers available and in need of financial services far exceeds the ability of the Company to accept them as clients.  This allows us to be selective in accepting dealers to this program and to grow rapidly with minimal customer acquisition costs.

Services delivered to independent wholesalers by ProDraft include:

·

Clearing of bank drafts used by wholesalers to purchase inventory;

·

Title processing for wholesale dealer transactions;

·

Risk management services;

·

Financing of wholesaler inventory

·

Insurance services for wholesalers; and

·

Training, support and structural safeguards for wholesalers’ operations.

Item 8:            Exhibits.

            The following exhibits are filed as part of this Registration Statement

2.1	Letter of Intent dated April 29, 2002.

SIGNATURES

A Time To Grow, Inc..

__/s/ Jonathan C. Gilchrist_
BY: Jonathan C. Gilchrist
Chief Executive Officer

            Pursuant to the requirements of the Securities Act of 1934, this Statement has been signed by the following individuals in the capacities and on the date indicated. Each person whose signature appears below constitutes and appoints Jonathan C. Gilchrist true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act of 1934, this 14th day of May, 2002.

Signature	Title

/s/ Jonathan C. Gilchrist
JONATHAN C. GILCHRIST	Chairman of the Board of Directors
President and Chief Chief Executive Officer
(Principal Executive Officer)

/s/ Kay Berry
KAY BERRY	Acting Principal Accounting Officer

/s/ William Carmichael
WILLIAM CARMICHAEL	Director

/s/ Tommy Waldrop
TOMMY WALDROP	Director

EXHIBIT INDEX

Exhibit	Document
2.1	Letter of Intent dated April 29, 2002.